UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 20, 2019

PACIFIC GREEN TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54756	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 10212, 8 The Green Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 601-4659

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PGTK	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition of Assets

Pacific Green Technologies Inc. (“PGTK”) has acquired 75% of the registered share capital of Shanghai Engin Digital Technology Co. Ltd, a company incorporated and registered in China (“ENGIN”), for maximum consideration of RMB 76,000,000. The vendor is Beijing Shouhang IHW Resources Saving Technology Company Ltd. (“Shouhang”), a company listed on the Shenzhen Stock Exchange in China.

PGTK and Shouhang agreed and signed the transaction on December 20, 2019 (the “Shouhang Agreement”). Consideration is payable as follows:

●	RMB 41,000,000 payable on signing;
●	RMB 15,000,000 payable on or before 20 March 2020;
●	RMB 20,000,000 payable on successful completion of the Performance Tests (as defined in the Shouhang Agreement appended to this Form 8-K).

The Performance Tests relate to the Dunhuang 100MW Molten Salt Tower Power Plant in China.

In addition to the foregoing, PGTK concurrently acquired the 25% balance of the registered share capital of ENGIN, for maximum consideration of RMB 2,000,000 and the issue of 125,000 new common shares in the capital stock of PGTK. The vendors are Mr. Liu Tao and Ms. Liang Qi (the “Minority Vendors”).

PGTK and the Minority Vendors agreed and signed the transaction on December 20, 2019 (the “Minority Agreement”). Consideration is payable as follows:

●	the issue of 125,000 new shares in the capital stock of PGTK to the Vendors;
●	RMB 2,000,000 payable on successful completion of the Performance Tests (as defined in the Minority Agreement annexed to this Form 8-K).

Strategic rationale for the Acquisition

ENGIN is a design and engineering business focused primarily on Concentrated Solar Power (“CSP”), desalination and waste to energy technologies. ENGIN has a number of reference plants in China. The purpose of the acquisition is to build a portfolio of technologies designed to improve the environment, the stated ambition of PGTK in its last audited accounts for the year ended 31 March, 2019.

The foregoing description of the Shouhang Agreement and Minority Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the respective Agreements which are filed as Exhibit 2.1 and Exhibit 2.2, and incorporated by reference herein.

International Strategic Alliance Agreement

As part of the Shouhang Agreement, a strategic agreement has been proposed by PGTK, Shouhang and PowerChina for the development of CSP plants to generate electricity whereby PGTK and ENGIN provide engineering and technical know-how, Shouhang provides fabrication, manufacturing, solar field and molten salt tank services and PowerChina performs an EPC role in China and internationally.

Item 3.02	Unregistered Sales of Equity Securities

In connection with the closing of the transaction in regards to the Minority Agreement, we are issuing 125,000 restricted shares of our common stock to the Minority Vendors, two non-US persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the shares will be issued in an offshore transaction relying on Regulation S of the Securities Act of 1933, as amended

Item 8.01	Other Events.

On December 23, 2019, the Company issued a press release announcing the ENGIN acquisition.  A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the company to provide the financial statements required by Item 9.01(a) of Form 8-K. In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K within 71 days after the required filing date for this Current Report.

(b) Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the company to provide the pro forma financial information required by Item 9.01(b) of Form 8-K. In accordance with Item 9.01(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K within 71 days after the required filing date for this Current Report.

(d)	Exhibits

Exhibit Number	Description

2.1	Share Purchase Agreement dated December 20, 2019 with Beijing Shouhang IHW Resources Saving Technology Company Ltd.
2.2	Share Purchase Agreement dated December 20, 2019 with Liu Tao and Liang Qi
99.1	Press release dated December 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GREEN TECHNOLOGIES INC.

/s/ Scott Poulter
Scott Poulter
Chief Executive Officer and Director

Date: December 23, 2019

EXHIBIT INDEX

Exhibit Number	Description

2.1	Share Purchase Agreement dated December 20, 2019 with Beijing Shouhang IHW Resources Saving Technology Company Ltd.
2.2	Share Purchase Agreement dated December 20, 2019 with Liu Tao and Liang Qi
99.1	Press release dated December 23, 2019.

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